UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 15, 2021

AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-55456 (Commission File Number)	46-3914127 (I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038
(Address of principal executive offices)

(317) 855-9926
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 15, 2021, American Resources Corporation (or the “Company”) issued a press release announcing the appointment of long-time mining operator and executive, Gregory “Bernie” Mason as President of the Company’s American Carbon subsidiary.

On March 17, 2021, American Resources Corporation (or the “Company”) issued a press release announcing that the Company is moving forward with the commercialization of its rare earth element (“REE”) technology process chain with building of a 2kW rare earth processing electrolysis facility utilizing the previously announced acquired technology and patents from Ohio University.

On March 18, 2021, American Resources Corporation (or the “Company”) issued a press release announcing that American Acquisition Opportunity Inc., a blank check company (the “SPAC” or “AMAO”), in which the Company has an indirect investment, priced its initial public offering of 10,000,000 units at $10.00 per unit. The units will be listed on the Nasdaq Capital Market (“Nasdaq”) and will begin trading today, Thursday, March 18, 2021, under the ticker symbol “AMAOU”. Each unit consists of one share of the Company’s Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. Only whole warrants are exercisable and will trade. Once the securities comprising the units begin separate trading, shares of the Class A common stock and warrants are expected to be listed on Nasdaq under the symbols “AMAO” and “AMAOW,” respectively.

AMAO is targeting acquisitions in the land holding and resource industry and will focus on advancing land and resource assets towards a modern-day business model of clean energy, recycling and redevelopment, and social impact.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

A copy of the press releases are attached as Exhibit 99.1, 99.2 and 99.3 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are attached hereto and filed herewith.

ExhibitNo.	Description
99.1	Press Release Dated March 15, 2021
99.2	Press Release Dated March 17, 2021
99.3	Press Release Dated March 18, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: March 18, 2021	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer